                           FORM OF MONTHLY STATEMENT
                 Green Tree Floorplan Receivables Master Trust
                                 Series 1995-1

Pursuant to the Pooling and Servicing Agreement dated as of December 1, 1995, (hereinafter as such agreement may have been or may be from time to time amended or otherwise modified, the "Pooling and Servicing Agreement"), among Green Tree Financial Corporation as servicer (the "Servicer"), Green Tree Floorplan Funding Corp. as transferor (the "Transferor"), and Norwest Bank Minnesota as trustee (the "Trustee), as supplemented by the Series 1995-1 Supplement dated as of December 14, 1995 (the "Supplement") among the Servicer, the Transferor and the Trustee, as Servicer is required to prepare certain information each month regarding current distributions to the Series 1995-1 Certificateholders and the performance of the Green Tree Floorplan Receivables Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the performance of the Trust during the month of September 1996 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1995-1 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set fourth in the Pooling and Servicing Agreement and the Supplement.


A) Information regarding distribution in respect of the Class A Certificates per $1,000 original certificate principal amount

     (1)  The total amount of the distribution in
     respect of Class A Certificates, per $1,000
     original certificate principal amount                         5.03

     (2)  The amount of the distribution set forth
     in paragraph 1 above in respect of interest
     on the Class A Certificates, per $1,000
     original certificate principal amount                         5.03

     (3) The amount of the distribution set forth in
     paragraph 1 above in respect of principal of the
     Class A Certificates, per $1,000 original certificate
     principal amount                                              0.00

B)   Class A Investor Charge Offs and Reimbursement of
     Charge Offs

     (1)  The amount of Class A Investor Charge Offs               0.00

     (2)  The amount of Class A Investor Charge Offs
     set forth in paragraph 1 above, per $1,000 original
     certificate principal amount                                           0.00

     (3)  The total amount reimbursed in respect of
     Class A Investor Charge Offs                                           0.00

     (4)  The amount set forth in paragraph 3 above, per
     $1,000 original certificate principal amount                           0.00

     (5)  The amount, if any, by which the outstanding
     principal balance of the Class A Certificates exceeds
     the Class A Invested Amount after giving effect to all
     transactions on such Distribution Date                                 0.00

C) Information regarding distribution in respect of the Class B Certificates, per $1,000 original certificate principal amount

     (1)  The total amount of the distribution in respect of
     Class B Certificates, per $1,000 original certificate
     principal amount                                                       5.17

     (2)  The amount of the distribution set forth in
     paragraph 1 above in respect of interest on the
     Class B Certificates, per $1,000 original certificate
     principal amount                                                       5.17

     (3)  The amount of the distribution set forth in
     paragraph 1 above in respect of principal of the
     Class B Certificates, per $1,000 original certificate
     principal amount                                                       0.00

D) Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount

     (1)  The amount of reductions in Class B Invested Amount
     pursuant to clauses (c), (d), and (e) of the
     definition of Class B Invested Amount                                  0.00

     (2)  The amount of reductions in the Class B Invested
     Amount set forth in paragraph 1 above, per $1,000
     original certificate principal amount                                  0.00

     (3)  The total amount reimbursed in respect of such
     reductions in the Class B Invested Amount                              0.00

     (4)  The amount set forth in paragraph 3 above, per
     $1,000 original certificate principal amount                           0.00

     (5)  The amount, if any, by which the outstanding
     principal balance of the Class B Certificates exceeds
     the Class B Invested Amount after giving effect to
     all transactions on such Distribution Date                             0.00


                                   Green Tree Financial Corporation, as Servicer


                                   BY:/s/ Phyllis A. Knight
                                      ------------------------------------------
                                   Name:  Phyllis A. Knight
                                   Title: Vice President and Treasurer

RECEIVABLES--

Beginning of the Month Principal Receivables:                     758,779,837.73
Removed Principal Receivables:                                              0.00
Additional Principal Receivables:                                           0.00
End of the Month Principal Receivables:                           775,193,010.84
End of the Month Total Receivables:                               775,193,010.84

Excess Funding Account Balance                                              0.00
Aggregate Invested Amount (all Master Trust Series)               675,000,000.00

End of the Month Transferor Amount                                 56,619,886.34

DELINQUENCIES AND LOSSES--
                                              RECEIVABLES
End of the Month Delinquencies:
     30-60 Days Delinquent                                          7,570,014.90
     61-90 Days Delinquent                                          1,356,240.48
     90+ Days Delinquent                                            3,874,165.45

     Total 30+ Days Delinquent                                     12,800,420.83

Defaulted Accounts During the Month                                         0.00

INVESTED AMOUNTS--

Class A Initial Invested Amount             409,400,000.00
Class B Initial Invested Amount              18,400,000.00
Class C Initial Invested Amount               6,900,000.00
Class D Initial Invested Amount              25,300,000.00
INITIAL INVESTED AMOUNT                                           460,000,000.00

Class A Invested Amount                     409,400,000.00
Class B Invested Amount                      18,400,000.00
Class C Invested Amount                       6,900,000.00
Class D Invested Amount                      25,300,000.00
INVESTED AMOUNT                                                   460,000,000.00

Class A Adjusted Invested Amount            409,400,000.00
Class B Adjusted Invested Amount             18,400,000.00
Class C Invested Amount                       6,900,000.00
Class D Invested Amount                      43,035,304.45
ADJUSTED INVESTED AMOUNT                                          477,735,304.45

MONTHLY SERVICING FEE                                                 796,225.51

INVESTOR DEFAULT AMOUNT                                               107,748.25

SERIES 1995-1 INFORMATION

SERIES 1995-1 ALLOCATION PERCENTAGE                                       68.93%
SERIES 1995-1 ALLOCABLE FINANCE CHARGE                             4,639,209.99
SERIES 1995-1 UNREIMBURSED CHARGE-OFFS                                     0.00
SERIES 1995-1 ALLOCABLE DEFAULTED AMOUNT                             118,483.69
SERIES 1995-1 MONTHLY FEES                                           796,225.51
SERIES 1995-1 ALLOCABLE PRINCIPAL COLLECTIONS                    149,294,889.25
SERIES 1995-1 REQUIRED TRANSFEROR AMOUNT                          19,109,412.18
FLOATING ALLOCATION PERCENTAGE                                            62.96%

INVESTOR FINANCE CHARGE COLLECTIONS                                4,170,795.31
INVESTOR DEFAULT AMOUNT                                              107,748.25
PRINCIPAL ALLOCATION PERCENTAGE                                           62.96%
AVAILABLE PRINCIPAL COLLECTIONS                                  134,264,598.63

CLASS A FLOATING ALLOCATION                                               53.96%
CLASS A REQUIRED AMOUNT                                                    0.00

CLASS B FLOATING ALLOCATION                                                2.42%
CLASS B REQUIRED AMOUNT                                                    0.00

CLASS C FLOATING ALLOCATION                                                 .91%
CLASS D FLOATING ALLOCATION                                                5.67%

TOTAL EXCESS SPREAD                                                1,901,374.91

YIELD AND BASE RATE--

Base Rate (Current Month)                             7.27%
Base Rate (Prior Month)                               7.21%
Base Rate (Two Months Ago)                            7.27%
THREE MONTH AVERAGE BASE RATE                                              7.25%

Series Adjusted Portfolio Yield (Current Month)      10.21%
Series Adjusted Portfolio Yield (Prior Month)        10.54%
Series Adjusted Portfolio Yield (Two Months ago)     10.48%
THREE MONTH AVERAGE SERIES ADJUSTED PORTFOLIO
YIELD                                                                     10.41%

PRINCIPAL COLLECTIONS--

CLASS A PRINCIPAL PERCENTAGE                                              53.96%
    Class A Principal Collections           115,059,377.38

CLASS B PRINCIPAL PERCENTAGE                                               2.42%
    Class B Principal Collections             5,171,207.97

CLASS C PRINCIPAL PERCENTAGE                                                .91%
    Class C Principal Collections             1,939,202.99

CLASS D PRINCIPAL PERCENTAGE                                               5.67%
    Class D Principal Collections                       12,094,810.29

AVAILABLE PRINCIPAL COLLECTIONS                        134,264,598.63

REALLOCATED PRINCIPAL COLLECTIONS                                           0.00

SERIES 1995-1 PRINCIPAL SHORTFALL                                           0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE
FROM OTHER PRINCIPAL SHARING SERIES                                         0.00

ACCUMULATION--

Controlled Accumulation Amount                                   0.00
Deficit Controlled Accumulation Amount                           0.00
CONTROLLED DEPOSIT AMOUNT                                                   0.00

PRINCIPAL FUNDING ACCOUNT BALANCE                                           0.00

SHARED PRINCIPAL COLLECTIONS ELIGIBLE FOR
OTHER PRINCIPAL SHARING SERIES                                    134,372,346.88

INVESTOR CHARGE OFFS AND REIMBURSEMENTS--

CLASS A INVESTOR CHARGE OFFS                                                0.00
REDUCTIONS IN CLASS B INVESTED AMOUNT (OTHER
  THAN BY PRINCIPAL PAYMENTS)                                               0.00
REDUCTIONS IN CLASS C INVESTED AMOUNT (OTHER
  THAN BY PRINCIPAL PAYMENTS)                                               0.00
REDUCTIONS IN CLASS D INVESTED AMOUNT (OTHER
  THAN BY PRINCIPAL PAYMENTS)                                               0.00

PREVIOUS CLASS A CHARGE OFFS REIMBURSED                                     0.00
PREVIOUS CLASS B INVESTED AMOUNT REDUCTIONS
  REIMBURSED                                                                0.00
PREVIOUS CLASS C INVESTED AMOUNT REDUCTIONS
  REIMBURSED                                                                0.00
PREVIOUS CLASS D INVESTED AMOUNT REDUCTIONS
  REIMBURSED                                                                0.00


Green Tree Financial Corporation, as Servicer


BY:/s/ Phyllis A. Knight
   ------------------------------
Name:  Phyllis A. Knight
Title: Vice President and Treasurer